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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

      Date of report (Date of earliest event reported): September 30, 1997

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                  0-22228                   11-3170868
     (State or other           (Commission File             (IRS Employer
     jurisdiction of               Number)                Identification No.)
      incorporation)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                      NONE

          (Former name or former address, if changed since last report)




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ITEMS 1, 3-6, 8 AND 9. NOT APPLICABLE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         As of the close of business on September 30, 1997 (the "Effective Time"), Astoria Financial Corporation, a Delaware corporation ("AFC"), acquired The Greater New York Savings Bank, a New York State chartered savings bank ("GNYSB"), pursuant to an Agreement and Plan of Merger entered into by AFC, Astoria Federal Savings and Loan Association, a federally chartered savings and loan association ("AFSL"), and GNYSB on March 29, 1997, as amended, and the related Plan of Bank Merger (together, the "Merger Agreement"), which provided for the merger of GNYSB with and into AFSL with AFSL being the surviving corporation (the "Merger"). The Boards of Directors of AFC and AFSL now consist of all of the respective directors of AFC and AFSL immediately prior to the Effective Time, and Mr. Gerard C. Keegan, the former Chairman, President and Chief Executive Officer of GNYSB, and Mr. Peter C. Haeffner, Jr., a former director of GNYSB, who were appointed to the Boards of Directors of AFC and AFSL pursuant to the Merger Agreement.

         Pursuant to the Merger Agreement, the aggregate consideration payable to stockholders of GNYSB common stock, par value $1.00 per share ("GNYSB Common Stock"), consists of 0.5 of a share of AFC common stock, par value $0.01 per share ("AFC Common Stock"), per share of GNYSB Common Stock for 75% of the shares of GNYSB Common Stock and $19.00 in cash per share of GNYSB Common Stock for the remaining 25% of the shares of GNYSB Common Stock. Accordingly, each share of GNYSB Common Stock (including shares of GNYSB Series A ESOP Convertible Preferred Stock, which were converted into 1,376,227 shares of GNYSB Common Stock prior to the consummation of the Merger) has been converted in the Merger into the right to receive: (i) 0.5 of a share of AFC Common Stock, (ii) $19.00 in cash or (iii) a combination of cash and a fraction of a share of AFC Common Stock. As of the Effective Time, shares of GNYSB Common Stock that were owned by GNYSB as treasury stock or that were held directly or indirectly by AFC other than in a fiduciary capacity or in satisfaction of a debt previously contracted were canceled and retired. No payment will be made with respect thereto. AFC will pay to each holder of an outstanding option which had been granted by GNYSB to purchase shares of GNYSB Common Stock an amount in cash computed by multiplying (i) any positive difference obtained by subtracting from (x) $19.00 per share (y) the per share exercise price applicable to such option, by (ii) the number of shares of GNYSB Common Stock subject to such option. However, Mr. Gerard C. Keegan, Mr. Michael J. Henchy and Mr. Daniel J. Harris elected to convert a portion of the options held by them into options to purchase shares of AFC Common Stock. A combined total of 464,610 GNYSB options were converted into options to purchase a maximum of 232,305 shares of AFC Common Stock at an exercise price ranging from $3.0625 to $22.25 depending on the exercise price of the original underlying GNYSB option. As a result of the transaction, shareholders and holders of options of GNYSB were paid approximately $73,328,839 in cash (excluding payment of fractional shares). The aggregate number of shares of AFC Common Stock that will be issued to former stockholders of GNYSB is approximately 5,785,921.

         The Merger was consummated after satisfaction of certain conditions, including, but not limited to (i) approval of the Merger Agreement by the stockholders of GNYSB at a special




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meeting of stockholders held on August 1, 1997, (ii) approval of the Merger
Agreement by the stockholders of AFC at a special meeting of stockholders held on August 1, 1997 and (iii) the receipt of all requisite regulatory approvals.

         Pursuant to the Merger Agreement, AFC appointed eight members of GNYSB's board of directors as members of a newly-formed advisory board of AFC (the "Advisory Board"). In connection therewith, each such director, who otherwise will not be a director, employee or consultant of AFC, has been granted options to purchase 4,000 shares of AFC Common Stock, for an aggregate of 32,000 shares, at an exercise price of $50 5/16 per share. The function of the Advisory Board is to advise AFC and its subsidiaries on deposit and lending activities in GNYSB's former market area and to maintain and develop customer relations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) As of the date of this filing, it is impracticable to provide financial statements for AFC. The required financial statements will be filed as soon as possible and in no event later than December 15, 1997.

         (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than December 15, 1997.

         (c) Exhibits. The following Exhibits are filed as part of this report:

    EXHIBIT NO.                              DESCRIPTION
        2.1 Agreement and Plan of Merger, dated as of the 29th day of March, 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank, as amended.*

        13.1                Form 10-Q of The Greater New York
                            Savings Bank for the quarter ended June 30, 1997, previously filed with the Federal Deposit Insurance Corporation.

        99.1                Press Release issued on October 1, 1997.

*Incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333- 29901) filed by AFC on June 24, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASTORIA FINANCIAL CORPORATION


                                  By: /s/ Alan P. Eggleston
                                      ------------------------------------------
                                      Alan P. Eggleston, Esq.
                                      Senior Vice President and General Counsel

Dated: October 3, 1997

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                                  EXHIBIT INDEX

          EXHIBIT                           DESCRIPTION
          -------                           -----------
            2.1 Agreement and Plan of Merger, dated as of the 29th day of March, 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank, as amended.*

            13.1 Form 10-Q of The Greater New York Savings Bank for the quarter ended June 30, 1997, previously filed with the Federal Deposit Insurance Corporation.

            99.1            Press Release issued on October 1, 1997











*Incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333- 29901) filed by AFC on June 24, 1997.

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